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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 2006
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                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
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             (Exact name of Registrant as specified in its charter)

          Delaware                      0-11365                 59-2058100
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
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                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On April 1, 2006, PhotoMedex, Inc. entered a License Agreement with Mount Sinai School of Medicine, New York. Under the terms of the Agreement, we acquired an exclusive license to Mount Sinai's proprietary method for treatment of vitiligo with ultraviolet laser light. The License Agreement and a press release addressing the License Agreement are listed as Exhibits 10.1 and 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

          10.1 License Agreement effective April 1, 2006, between PhotoMedex, Inc. and Mt. Sinai School of Medicine

          99.1  Press Release, dated April 10, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 PHOTOMEDEX, INC.

Dated: April 10, 2006                            By: /s/Jeffrey F. O'Donnell
                                                     --------------------------
                                                     Jeffrey F. O'Donnell
                                                     Chief Executive Officer

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                                  EXHIBIT INDEX

     Exhibit Number                    Description
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         10.1            License Agreement effective April 1, 2006,
                         between PhotoMedex, Inc. and Mount Sinai
                         School of Medicine

         99.1            Press release, dated April 10, 2006.

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